Convertible Notes Payable	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Notes Payable

7. Convertible Notes Payable

During the year ended December 31, 2019, the Company issued unsecured convertible notes payable as part of its financing activities. The notes payable had interest rates ranging from 8% to 10% per annum, maturity dates of one year after issuance, and were convertible into shares of common stock at a conversion price of $1.00 per share. As of December 31, 2019, the outstanding balances of these notes payable totaled $2,135,203 and related accrued interest payable was $314,136.

During the year ended December 31, 2020, convertible notes payable totaling $549,734 were paid in cash. In addition, certain noteholders converted outstanding notes payable aggregating $1,915,103, consisting of principal balances of $1,307,000 and related accrued interest payable of $608,103, into a total of 1,915,537 shares of common stock with a fair value of $2,223,962. The Company followed the general extinguishment model to record the conversion and settlement of the debt, which resulted in a loss on extinguishment of debt of $308,859 in order to account the difference between the total debt converted and fair value of the common shares issued. The Company also recorded $121,531 in penalty interest on certain outstanding convertible notes payable, which was added to the principal balance. At December 31, 2020, the convertible notes payable had a principal balance outstanding of $400,000.

During the year ended December 31, 2021, the Company paid the remaining principal balance of convertible notes payable of $400,000. As a result, as of December 31, 2021, there was no outstanding balance owing on the convertible notes payable.